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                                                                 Exhibit 10.13

                              Sales Data Agreement



               This agreement is between SoundScan, Inc. (hereinafter referred to as the "Company") and N2K, Inc. (hereinafter referred to as the "Supplier").


                              W I T N E S S E T H :

               WHEREAS, Supplier is an on-line service of home entertainment related products which sell prerecorded music, and sell and/or rent prerecorded videos and other home entertainment related products; and

               WHEREAS, the Company is in the business of gathering, compiling and evaluating sales data with respect to prerecorded music, video tapes, blank tapes and other home entertainment related items sold on on-line services similar to those owned by Supplier and selling such information as compiled to record companies, publications, radio stations and other customers; and

               WHEREAS, the Company is desirous of obtaining such sales information from Supplier and Supplier is desirous of furnishing such sales information to the Company.

               NOW, THEREFORE, in consideration of the premises, and the promises, covenants and agreements herein made, the mutual benefits to be derived from this Agreement, and other good and valuable consideration including the mutual covenants and obligations hereinafter set forth, receipt and sufficiency of which is hereby acknowledged, the Parties agree and understand as follows:

               1. Providing Data. For the Term of this Agreement (as such term is hereinafter defined), Supplier agrees to provide the Company, on a sole and exclusive basis, with all sales information regarding the sales of prerecorded music (including, but nor limited to records, tapes, compact discs and any other medium), prerecorded video (including but not limited to tapes, laser discs and any other medium), blank video and audio tapes, posters and all other items regularly sold by Supplier at its on-line location (the "Data"). (For purposes of this Agreement, the term "Data" shall also include the Selected Data, as such term is hereinafter defined.) The term Data shall not include any information regarding the specific price of which the Supplier sells any product normally sold by the Supplier. Supplier shall provide the Company with the data on an individual zip code basis and such
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data shall be compiled by Supplier, provided to the Company on a calendar weekly basis, such that the Data for the week ending on Sunday is provided to the Company no rarer than the following Monday.

               In addition, an audit file must be transmitted by the Supplier to the Company when requested by the Company. Incorporated in the audit file should be the following: full name, address, city, state, phone number, zip code, and product purchased by UPC Code along with the quantity. If the audit file is not transmitted to the Company, the Company has the right nor to accept the "Data" from the Supplier for that particular week.

               2. Responsibilities for costs. (a) Supplier shall, at its sole cost and expense, be responsible for all costs associated with obtaining and providing the data to the Company.

               (b) The Company shall, at its sole cost and expense, (i) be responsible for all costs normally associated with receiving and interpreting the Data, (ii) provide the Supplier with a local telephone number to be used by the supplier solely for the transmission of the Data to the Company.

               3. Data transmittal. Either the Supplier or the Company can initiate the transmitting of the Data between the Supplier and the Company. The choice as to who initiates the call will be left to the Company.

               4. Delay in Data Transmittal. In the event that the Supplier shall fail to provide the Company with the Data when due, then the Supplier shall be required to make all reasonable efforts to transmit the Data to the Company at the earliest time at which such information becomes available.

               5. Reports to Data Suppliers. The Company shall provide the Supplier with summary reports as to the Data as soon as practical after the information is available, provided that the content of such reports are not violative of any confidentiality agreement entered into by and between the Company and any third party

               6. Confidentiality of Data. The Company shall treat the Data as confidential and shall not utilize the Data for any purpose other than as envisioned by this Agreement. The Company shall instruct ins employees to keep such Data confidential by using the same care and discretion that the Company uses with respect to its own confidential information. The Company shall keep the specific sales information obtained from the Supplier confidential and shall not disseminate or make available such information to any of its customers, it being understood that all Data provided hereunder is to be


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combined together with the Data received from other Data Suppliers, as such term is hereinafter defined, in such a manner as to render the source of the Data untraceable.

               7. Term. (a) The initial term of this Agreement shall commence on the first day of the calendar month following the date with respect to which the Supplier begins to regularly provide the Sales Information to SSI, and expire on the fifth anniversary thereafter ("Initial Term").

               (b) This Agreement shall be automatically extended for additional successive one year terms ("Additional Terms") unless no later than 45 days prior to the end of the then current term either party notifies the other that there will be no such extension.

               8. Representations and Warranties. The Supplier represents and warrants that the Data is true, complete and accurate.

               9. Notices. Any notices, direction or instrument required or permitted to be given under the terms and conditions of this Agreement shall be in writing and shall be sent to the following addresses:

                             (i)            With regard to the Company:

                                            SoundScan, Inc.
                                            220 North Central Park Avenue
                                            Hartsdale, Hew York 10530

                             (ii)           With regard to Supplier:

                                            N2K, Inc.
                                            55 Broad Street 10th Fl.
                                            New York, NY 10004
                                            Attn: Scott Spielberger

               The parties may, at any time with prior written notice to the other parties, designate such other address for purposes of notification. All notices and other communications given hereunder by any party shall be in writing and shall be deemed given upon receipt if delivered personally or by overnight courier service or three (3) days after mailing by registered or certified mail (return receipt requested) to the other parties hereto at the addresses set forth above postage prepaid, in properly addressed and stamped envelopes or packages (or at such other address for either party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof).

               10. Successors. This Agreement and every term, covenant and condition herein contained shall inure to the benefit of


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and be binding upon the parties hereto and their respective successors and assigns.

               11. Assignment. This Agreement shall not be assignable by Supplier without the prior written consent of the Company and the Agreement shall not be assignable by Company without the prior written consent of the Supplier.

               12. Invalidity. The invalidity in whole or in part of any article or articles, paragraph or paragraphs, or clause in this Agreement shall not affect the validity of the remaining portions or such article or articles, paragraph or paragraphs, or clause or clauses of this Agreement.

               13. Interpretation. In this Agreement, unless the context otherwise requires, words imparting the singular number only shall include the plural and vice-versa; words imparting the masculine gender shall include the feminine and neuter gender; and words imparting persons shall include companies, corporations, partnerships and any number of aggregate or persons.

               14. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof, superseding any and all prior agreements between them, whether written or oral. It may not be amended or supplemented except by a written instrument executed by the parties. No waiver of any provision shall be effective unless in writing signed by the party charged. No waiver of a provision hereof shall constitute a waiver of any other provision.

               15. Governing Law. The terms and conditions of this Agreement shall be governed by, construed and interpreted according to the laws of the State of New York.

               16. Counterparts. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


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